EXHIBIT 24A




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into AutoInfo, Inc.'s previously filed Registration Statement File No. 33-34443.


                                        /s/Arthur Andersen LLP




New York, New York
May 10, 1996